MANAGERS TRUST II

MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND

Supplement dated December 21, 2007

to the Prospectus dated August 1, 2007

The following information supplements and supersedes any information to the contrary relating to Managers Intermediate Duration Government Fund (the “Fund”), a series of Managers Trust II (the “Trust”), contained in the Fund’s Prospectus dated August 1, 2007 (the “Prospectus”).

At a meeting held on December 5-6, 2007, the Trust’s Board of Trustees approved a new contractual expense limitation with respect to the Fund. Effective January 1, 2008, Managers has contractually agreed, through at least May 1, 2009, to limit the Fund’s annual fund operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.89% of average daily net assets. Prior to January 1, 2008, the Fund did not have a contractual expense limitation. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s annual fund operating expenses do not exceed the contractual expense limitation amount.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE